SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

                         Date of Report:  March 24, 2004


                               INVICTA GROUP INC.
                 (Name of Small Business Issuer in Its Charter)

          Nevada                   4700                         91-2051923
(State or Other Jurisdiction of   (Primary Standard          (I.R.S. Employer
Incorporation  or  Organization)   Industrial                Identification No.)
                                   Classification  Number)


                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
          (Address and Telephone Number of Principal Executive Offices)

                          William G. Forhan, President
                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
            (Name, Address and Telephone Number of Agent for Service)


ITEM  4.     CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Registrant has changed its Certifying Accountant from Dreslin Financial to Wolfe & Wolfe of Miami, Florida. Dreslin resigned since it no longer was qualified to perform audits. Wolfe & Wolfe is a larger firm and will be completing Registrant's audited financial statements for the fiscal year ending December, 31, 2003. Dreslin did not resign over any disagreement with management or changes in accounting policy.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Schedule  of  Exhibits.  The following exhibits are furnished in accordance
     ----------------------
with  the  provisions  of  Item  601  of  Regulation  S-B:

None.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Invicta  Group  Inc.

Date:     March  25,  2004

                                    By:  /s/  William  G.  Forhan
                                         ------------------------
                                         William  G.  Forhan,  President